UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

Item 8.01. Other Events.

On January 16, 2018, Energy Fuels Inc. (“Energy Fuels”) and Ur-Energy Inc. (“Ur-Energy”) jointly submitted a Petition to the U.S. Department of Commerce (“DOC”) for Relief Under Section 232 of the Trade Expansion Act of 1962 (as amended) from Imports of Uranium Products that Threaten National Security (the “Petition”).

The Petition was filed by Energy Fuels and Ur-Energy pursuant to the Trade Expansion Act of 1962, as amended (the “Act”), and 15 C.F.R. §705.5. The Act was promulgated by Congress to protect essential national security industries whose survival is threatened by imports. As such, the Act authorizes the Secretary of Commerce (the “Secretary”) to conduct investigations to evaluate the effects of imports of any item on the national security of the U.S. In the Petition, Energy Fuels and Ur-Energy describe the current state of the U.S. market for uranium, the detrimental impacts of imports of uranium on the U.S. uranium mining industry, particularly from state-subsidized foreign entities, and how the loss of a viable U.S. uranium mining industry would have a significant detrimental impact on the national, energy, and economic security of the U.S. and, the ability of the country to sustain an independent nuclear fuel cycle.

The Petition seeks remedies which will set a quota to limit imports of uranium into the U.S., effectively protecting 25% of the U.S. nuclear market for U.S. uranium production. Additionally, the Petition suggests implementation of a requirement for U.S. federal utilities and agencies to buy U.S. uranium in accordance with the President’s Buy American Policy.

Once the DOC initiates an investigation, the Secretary has 270 days to prepare a report to the President. Following receipt of the Secretary’s report, the President then has 90 days to act on the Secretary’s recommendations, and if necessary take action to “adjust the imports of an article and its derivatives” and/or pursue other lawful non-trade related actions necessary to address the threat.

There can be no certainty of the outcome of the investigation or the recommendation of the Secretary and therefore the outcome of this process is uncertain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: January 17, 2018	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate
Secretary